Earnings per share	12 Months Ended
Dec. 31, 2019
Earnings per share [abstract]
Earnings per share
Earnings per share

(a) Basic

Basic earnings per share is calculated by dividing the profit attributable to equity holders of the Group by the weighted average number of shares in issue during the period excluding ordinary shares held as treasury shares (Note 24).

	2019	2018	2017
(Loss) / Profit from operations attributable to equity holders of the Group	(772)	(24,622)	13,198
Weighted average number of shares in issue (thousands)	117,252	116,637	120,599
Basic (loss) / earnings per share from operations	(0.007)	(0.211)	0.109

(b) Diluted

Diluted earnings per share is calculated by adjusting the weighted average number of shares outstanding to assume conversion of all dilutive potential shares. The Group has two categories of dilutive potential shares: equity-settled share options and restricted units. For these instruments, a calculation is done to determine the number of shares that could have been acquired at fair value, based on the monetary value of the subscription rights attached to outstanding share options. The number of shares calculated as above is compared with the number of shares that would have been issued assuming the exercise of the equity-settled share options. As of December 31, 2019, there were 737 thousands (2018: 851 thousands; 2017: 1,658 thousands) share options/restricted units outstanding that could potentially have a dilutive impact in the future but were antidilutive for the periods presented.

	2019	2018	2017
(Loss) / Profit from operations attributable to equity holders of the Group	(772)	(24,622)	13,198
Weighted average number of shares in issue (thousands)	117,252	116,637	120,599
Adjustments for:
- Employee share options and restricted units (thousands)	645	1,198	1,604
Weighted average number of shares for diluted earnings per share (thousands)	117,897	117,835	122,203
Diluted (loss) / earnings per share from operations	(0.007)	(0.211)	0.108